Exhibit 99
                           Joint Filer Information

Designated Filer:     BLUM CAPITAL PARTNERS, L.P.
Statement for Month/Day/Year:   August 18, 2003
Issuer & Symbol:   IMPATH Inc. (IMPH)
Address of each Reporting Person for this Form 4:
909 Montgomery Street, Suite 400, San Francisco, CA  94133
Relationship to Issuer of each Reporting Person:  10% Owner
Signatures

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

August 19, 2003

RICHARD C. BLUM & ASSOCIATES, INC.      BLUM CAPITAL PARTNERS, L.P.
                                        By  Richard C. Blum & Associates, Inc.,
                                             its general partner

By:  /s/ Murray A. Indick                    By:  /s/ Murray A. Indick
    Murray A. Indick, Partner,                    Murray A. Indick, Partner,
    General Counsel & Secretary                   General Counsel & Secretary

BK CAPITAL PARTNERS IV, L.P.
STINSON CAPITAL PARTNERS, L.P.
STINSON CAPITAL PARTNERS II, L.P.       STINSON CAPITAL FUND (CAYMAN), LTD.
STINSON CAPITAL PARTNERS III, L.P.
STINSON CAPITAL PARTNERS (QP), L.P.     By:  BLUM CAPITAL PARTNERS, L.P.,
                                             its investment advisor
By:  BLUM CAPITAL PARTNERS, L.P.,       By:  Richard C. Blum & Associates, Inc.,
By:  Richard C. Blum & Associates, Inc.,       its general partner
      its general partner


By:  /s/ Murray A. Indick               By:  /s/ Murray A. Indick
     Murray A. Indick, Partner,              Murray A. Indick, Partner,
     General Counsel & Secretary             General Counsel & Secretary

BLUM STRATEGIC GP II, L.L.C.             BLUM STRATEGIC PARTNERS II, L.P.
                                         By:  BLUM STRATEGIC GP II, L.L.C.,
                                               its general partner

By:  /s/ Murray A. Indick                   By:  /s/ Murray A. Indick
     Murray A. Indick, Member                    Murray A. Indick, Member

BLUM STRATEGIC PARTNERS II GMBH & CO. K.G.      RICHARD C. BLUM
By:  BLUM STRATEGIC GP II, L.L.C.,
     its managing limited partner


By:  /s/ Murray A. Indick                       By:  /s/ Murray A. Indick
     Murray A. Indick, Member                        Murray A. Indick,
                                                     Attorney-in-Fact